Form N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No.  18

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                        Amendment No.  20


                           Registrant:
                       C/FUNDS GROUP, INC.
                 (formerly CALDWELL FUND, INC.)
              P.O. Box 622, Venice, FL  34284-0622
                         (800) 338-9477


                       Agent for Service:
                     Roland G. Caldwell, Jr.
               250 Tampa Ave. W., Venice, FL 34285


Approximate Date of Proposed Public Offering:

          It  is  proposed that this filing will become effective
          (check appropriate box):

               Immediately upon filing pursuant to rule 485(b) on (date) pursuant to rule 485(b)
           X 75 days after filing pursuant to rule 485(a) on (date) pursuant to rule 485(a)


_________________________________________________________________
_________________________________________________________________


Registrant has elected, under Rules 24(f)2, or Rule 24(f)1 if appropriate, to register an indefinite number of shares and thereunder declares that, in addition to the registration and issuance of a total of 207,471 shares through December 31, 1996, for a total consideration, net of redemptions, of $2,400,890, on which registration fees are fully paid, is added an indefinite number of shares. A Rule 24(f)2 Notice has been filed declaring shares sold for the calendar year ended December 31, 1996.


Re:  File #2-96218d, 1933 Act re registration of
     C/FUNDS GROUP, INC.
     File #811-4246, 1940 Act re registration of
     C/FUNDS GROUP, INC.





                      A No-Load Fund Group
                       C/FUNDS GROUP, INC.
            P. O. Box 622, Venice, Florida 34284-0622
 Voice: 1(941) 488-6772  Toll Free: 1(800) 338-9477  Fax: (941)
                            496-4661

                           PROSPECTUS

                       September 15, 1997

C/Funds  Group,  Inc.,  "the Company", is a  Florida  corporation registered and operating as a diversified open-end regulated investment company that continuously offers its shares to the general public in seven portfolio series (the "Funds"), each of which has a different purpose and specific investment objectives. Funds currently being offered by the Company to the public are as follows:
          1. C/FUND
          2. C/GROWTH STOCK FUND
          3. ADAMS EQUITY FUND
          4. C/GOVERNMENT FUND
          5. C/TAX-FREE FUND
          6. C/COMMUNITY ASSOCIATION RESERVE FUND
          7. C/FINANCIAL FUND

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Table of Contents
          A Brief Description of the Funds            2
          Financial Information                       3
          Capitalization and History                  3
          Performance and Expense Information         4
          Custodian, Auditor and Distributor          5
          Advisory Board                              6
          Fund Investment Objectives                  7
               C/Fund                                 7
               C/Growth Stock Fund                    8
               Adams Equity Fund                      9
               C/Financial Fund                       9
               C/Government Fund                     10
               C/Tax-Free Fund                       10
               C/Community Association Reserve Fund  11
          Investment Advisor                         11
          How to Buy Shares                          12
          How to Redeem Shares                       13
          Portfolio Transactions                     14
          Broker Allocations                         14
          Federal Income Tax Status                  14
          IRA and Retirement Accounts                15
          Application Blank                      Insert

Custodian                                    Investment Advisor
Caldwell Trust Company                       Omnivest Research
201 Center Road, Suite 2                     Corporation
Venice, FL 34292                             250 Tampa Ave. West
Voice: 1(941) 493-3600                       Venice, FL 34285
Toll-Free: 1(800) 338-9476                   Voice: 1(941) 485-
Fax: 1(941) 496-4660                         0654
                                             Toll-Free: 1(800)
                                             338-9477
                                             Fax: 1(941) 496-
                                             4660






















               THIS PAGE LEFT INTENTIONALLY BLANK
                A BRIEF DESCRIPTION OF THE FUNDS
C/FUND. This "total return" Fund is managed so as to seek to attract conservative investors seeking a fair current income plus some potential for appreciation. It invests in both stocks and fixed-income securities in proportions as it deems appropriate to achieving its primary objectives while attempting to minimize risk of a decline in net asset value. The mix between stocks and fixed investments changes from time to time in response to changing market conditions with some balance maintained most of the time within these two major categories.

C/GROWTH STOCK FUND. This aggressively managed fund is managed primarily so as to appeal to investors seeking the potential of rapid appreciation in principal value. This requires Fund investors to assume a higher degree of risk and more volatility of net asset value. The Fund invests and maintains substantially all of its assets in common stocks or equivalents issued by more rapidly growing companies, both large and small. Its portfolio will stay fully invested in equities most of the time regardless of general market conditions, as it seeks rapid appreciation in net asset value as its primary investment objective. Stock selections are made using a variety of research sources, including proprietary analytical methodology to identify companies having management that appears to understand how to, and is, managing actively and vigorously, to add to its company's shareholder wealth on a regular and systematic basis.

ADAMS EQUITY FUND. The investment objective of this Fund series is to seek to achieve high total returns for shareholders by investing primarily in selected common stocks. The selection method used to identify issues to purchase is a proprietary process developed by Mr. William Adams, sub-advisor to this Fund's portfolio. The process he developed involves a variety of inputs, including trading price momentum for target company shares. Assets of the Fund series that are not invested in stocks at any moment in time will be held in short term interest-bearing investments until such time as stock issues are identified for and selected for purchase. Only rarely will any other fixed-income investments be acquired, which if purchased, are most likely to be equity related by being convertible or exchangeable into a common stock of the issuing company. Current income and capital gains tax considerations are of secondary significance to the investment strategy being followed in managing this portfolio.

C/FINANCIAL FUND. The manager of this Fund's portfolio invests its assets in common shares or equivalents of companies engaged substantially in the banking, thrift, and related diversified financial service businesses. The objective of the Fund is to seek to earn high returns by selecting for purchase shares in those companies the Fund manager believes to have unusual prospects for rapid earnings growth and capital accumulation and/or as a result of amalgamating with other banks or financial service companies via mergers or equivalents during this period of consolidation within the financial services industry. Appreciation in value of its holdings is sought with dividend yield only a secondary factor that is given
consideration   by  the manager of the Fund when  investing  Fund
assets.

C/GOVERNMENT FUND. This Fund is mainly for investors seeking income and safety of principal. It invests substantially all of its assets in obligations of the U.S. government or one or more of its Agencies as it seeks to achieve the Fund's primary objectives with a minimum of volatility in its net asset value. Investing solely in governments offers the adviser the opportunity to reduce the risk of price changes in its portfolio of securities by employing portfolio strategies that include yield curve timing and portfolio maturity step-laddering to assist achieve the Fund's primary investment objectives.

C/TAX-FREE FUND. This Fund is mostly for investors who are seeking to enhance net spendable income after federal income taxes. It invests substantially all assets in investment grade municipal securities, mostly of 12 years maturity or less, that pay interest that is federally tax exempt in the United
States. Its primary objective is to earn as high an income as possible consistent with management's desire to minimize fluctuation of net asset value.

C/COMMUNITY ASSOCIATION RESERVE FUND. This is a "specialty" fund that is not offered to or available for purchase by the general public. It is open to and intended as a repository exclusively for "Community Associations" located in Florida and registered and operating under the regulation of the State of Florida
Bureau of Condominiums, that desire to invest association reserve funds safely while earning an income on funds higher than is available on bank deposits and other similar money market accounts. The Fund invests substantially all of its assets in obligations of the U.S. government and/or its Agencies. Its primary investment objective is to earn a high income on association reserve funds with a minimum of fluctuation in the Fund's daily net asset value so as to preserve the desired safety and stability of statutory, voluntarily-created reserve funds of association owners.

A fuller expression of the investment objectives of each Fund is spelled out herein as well as in a companion statement of additional information. This Prospectus is designed to provide investors with concise information that an investor should know about the Company and its Funds before investing. You should retain this document for future reference. A Statement of Additional Information for the Company and its Funds dated this same date, has been filed with the Securities and Exchange Commission and is incorporated herein by reference, copies of which are available without charge at the address and telephone numbers shown above.

                --------------------------------

                      FINANCIAL INFORMATION
The Company's latest Interim and/or Annual Financial Statements for its Funds, including the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Schedule of Fund Investments, Per Share Tables, Notes to financial statements, and other supplementary information if applicable, are incorporated by reference as an integral part of this Prospectus. Financial statements are provided to all as part of this Prospectus, except to existing shareholders who have already received it. The most recently published financial reports will be furnished without charge upon request at the address on the cover of this Prospectus.

                --------------------------------

                   CAPITALIZATION AND HISTORY
The   Company   was  organized October 24, 1984, and  its  entire
capitalization consists solely of 5 million shares of authorized common stock with a par value of $.001 each. When issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. Fractional shares are  issued  to  three decimal places, but do  not  carry  voting rights. Shareholders have the right to vote for the election of directors of the corporation and all have equal rights with respect to voting except that the holders of shares of a particular series will have the exclusive right to vote on matters affecting only the rights of the holders of such series. For example, holders of a particular series will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such series. The holders of each series have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus and the statement of additional information. Dividends are declared at the discretion of the Board of Directors for each Fund, no less often than required for the corporation to maintain qualification under SubChapter M of the IRS code. In event of liquidation or dissolution, holders of each series will receive pro-rata, subject to certain rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which the shares of the series relate, less (b) the liabilities of the series attributable to the respectable portfolio. General corporate liabilities and assets, if any, will be fairly allocated between the portfolios based on the respective liquidation value of each portfolio upon liquidation of the Company. Shareholders may vote their respective series shares at each annual or special meeting and on any and all other matters on which they are entitled to vote by law or under provisions of the corporation's articles of incorporation. All shares are of the same class, and each full share has one vote. The Company is incorporated in the State of Florida. All shareholder inquiries should be directed to the Company at the address and telephone number listed on the cover page of this Prospectus.

The last Shareholder Meeting took place on March 31, 1997 at the Venice Golf & Country Club, Venice, Florida and at that meeting the shareholders approved and ratified the (1) Election of directors, (2) Renewal of all investment advisor contracts for all series with Omnivest Research Corporation for the next year and (3) Appointment of Gregory Sharer and Stuart, CPA as
auditors.   The results by series are tabulated below:

Series                Outstanding Voted        Percent
C/Fund                308,360     196,725      63.8%
C/Growth Stock        174,098     134,279      77.1%
Adams Equity          81,241      57,089       70.3%
C/Government          450,745     318,305      70.6%
C/Tax-Free            423,028     385,476      91.1%
C/Comm Assoc Reserve  64,259      53,865       83.8%

Total                 1,501,731   1,145,735    76.3%

              -------------------------------------

               PERFORMANCE AND EXPENSE INFORMATION
PERFORMANCE: Performance history for the six (6) series portfolio's for the calendar year 1996 is included in the Company's Annual Report to Shareholder and is incorporated in this Prospectus by reference. A discussion by Management of the factors and strategies that affect the performance of each Fund series throughout the year is likewise enclosed by reference in the Investment Letters that are mailed to all shareholders monthly. Financial statements are provided to all as part of this Prospectus and are furnished without charge upon request.

EXPENSE: The following information is designed to help you compare the fees and expenses charged by each Fund with those of other mutual funds. As you know, all series funds in C/FUNDS GROUP, INC. are "NO LOAD" funds, which means that you pay no sales commissions to buy shares, nor does any Fund charge for redeeming shares, nor does it have other deferred, hidden or other charges. As a result all monies invested go to work 100% for you the investor, immediately. Examples of each Fund's expenses are presented as follows:

                           C/     Admas C/          C/
                           Growth Equi- Finan- C/   Tax  C/
                      C/   Stock  ty    cial   Govt Free CAR
                      Fund Fund   Fund  Fund   Fund Fund Fund
1. Shareholder
   Transaction
   Expenses:
   Sales Commissions None  None   None  None   None None None
    to Purchase
    Shares
  Commissions to     None  None   None  None   None None None
   Reinvest
   Dividends
  Redemption Fees    None  None   None  None   None None None

2. Annual Fund Operating Expenses (Expenses paid out by the Company before it distributes its net investment income, as a percentage of each respective Fund's average net assets for the last year ended):
   Investment        1.0%  1.0%   1.0%  1.0%   .5%  .5%  .0%1
    Advisor's
    Fee
    12b-1 Fee        None  None   None  None   None None None
   Other Operating   .90%  .90%   .36%  1.0%4  .52  .53   -2
    Expenses
  Total Fund        1.90% 1.90%  1.36%  2.0%4 1.02% 1.03% -3
    Expenses

  1 Absent Waiver, Advisor Expense Would Have Been 0.50%
  2 Absent Waiver, Other Operating Expense Estimated to be .52%
  3 Absent Waiver, Total Expense Estimated to be 1.02%
  4 Estimated. C/Financial Fund has no operating history as of the date of this prospectus.

C/FUND Example:
If  you bought shares of C/FUND  on January 1, for which you paid
$1,000,  and  if we assume a 5% annual  return,  and   that   all
shares  were  redeemed  December  31st,  you   would   pay    the
following expenses over:
1 year       3 years       5 years       10
                                         years
$20          $62           $106          $228

C/GROWTH STOCK FUND Example:
If  you  bought shares of C/GROWTH STOCK FUND on January  1,  for which you paid $1,000, and  if we  assume a 5% annual return, and that  all shares were redeemed December 31st, you would  pay  the following expenses over:
1 year       3 years       5 years       10
                                         years
$20          $62           $106          $228

ADAMS EQUITY FUND Example:
If   you  bought  shares of ADAMS EQUITY FUND on January  1,  for which  you paid $1,000,  and if  you  assume a 5% annual  return, and  that all shares were redeemed December 31st,  you  would pay the following expenses over:
1 year       3 years       5 years       10
                                         years
$14          $44           n/a           n/a

C/FINANCIAL FUND Example:
I  you  had bought shares of C/FINANCIAL FUND on January  1,  for which  you paid $1,000, and if we assume a 5% annual return,  and that  all shares were redeemed December 31st, you would  pay  the following expenses over:
1 year       3 years       5 years       10
                                         years
$21          $65           n/a           n/a

C/GOVERNMENT FUND Example:
If   you   bought shares of C/GOVERNMENT FUND on January  1,  for
which  you paid  $1,000,  and  if we  assume a 5% annual  return,
and  that all shares were redeemed December 31st, you would   pay
the following expenses over:
1 year       3 years       5 years       10
                                         years
$11          $33           $58           $128

C/TAX-FREE FUND Example:
If   you   bought   shares of C/TAX FREE FUND on January  1,  for
which  you  paid $1,000,  and  if  we assume a 5% annual  return, and  that  all shares were redeemed December 31st, you would  pay the following expenses over:
1 year       3 years       5 years       10
                                         years
$11          $33           $58           $129

C/C.A.R. FUND Example:
If   you bought shares of C/CAR FUND  on January 1, for which you paid $1,000, and if we  assume a  5% annual return, and that  all shares were redeemed December 31st, you would pay  the  following expenses over:
1 year       3 years       5 years       10
                                         years
n/a          n/a           n/a           n/a


This expense information is designed to help you understand the various costs and expenses customarily charged by mutual funds. The example, however, should not be considered as representative of past or future expenses or returns of the Funds. Actual expenses and returns vary from year to year and may be higher or lower than those shown. The advisor paid all the expenses of C/CAR FUND and waived the advisors fee, Therefore the Fund does not have an expense ratio.

              -------------------------------------

               CUSTODIAN, AUDITOR AND DISTRIBUTOR
Custodian: Caldwell Trust Company, 201 Center Road, Venice, FL, 34292, serves as custodian of the assets of the Funds. As custodian, the trust company is empowered under an agreement as agent for the corporation: (1) to hold all assets, securities and cash for each separate series fund of the Company in the name of the trust company or in its nominee name or names and account to each Fund regularly therefore; (2) to accept instructions for the purchase, sale or reinvestment of all Fund assets from the president of the Company or from the Fund's investment advisers; and (3) to disburse funds for authorized shareholder redemptions.

Auditor:       Gregory,  Sharer & Stuart, CPAs, 100 2nd Ave.  S.,
St. Petersburg, FL 33701, Certified Public Accountants, has been appointed as the independent public accountant and auditor for the Company and its Funds. Neither the firm nor any of its principals or staff holds any financial interest directly or indirectly in the Company or in any of its Fund series.

Distributor:   The  Company  acts  as distributor of  all  shares
of its Fund series and maintains its own shareholder register by series, acting as transfer agent for all common shares outstanding.

              -------------------------------------

                         ADVISORY BOARD
Under the terms of Article XIII of the Company's By-Laws, the President with the approval of the Board of Directors, may appoint up to 15 individuals to assist the President and Directors to define and set overall investment strategies in an attempt to reach the investment objective of each fund series as stated. The following persons have been appointed to the Company's Advisory Board to serve until a successor shall have been appointed by the President. A brief description of their respective backgrounds and affiliations is noted:

Name and Address       Affiliations and Occupations

Arthur B. Laffer,      Former Distinguished Professor
Ph.D.                  Pepperdine University,
Regents Square 1       California. Credited as one of
4275 Executive Sq.     the architects of "supply-side"
Suite 330              economics. Professor Laffer was
La Jolla, CA 92037     the Chas. B. Thornton Professor
                       of Business at the University
                       of Southern California. He is
                       Chairman and Chief Southern
                       California. He is Chairman and
                       Chief Executive Officer, A. B.
                       Laffer, Canto Associates,
                       Lomita, CA., and was a Member
                       of the President Reagan's
                       Economic Policy Advisory Board,
                       Wash., DC.

Jude Wanniski          Political/Economic consultant
86 Maple Avenue        and President and Chief
Morristown, NJ 07960   Executive Officer,
                       Polyconomics, Inc., Morristown,
                       NJ.  Author of the book "The
                       Way the World Works", a major
                       work on the "supply-side"
                       theory of economics, he is
                       considered as one of its
                       leading exponents and
                       spokesmen. Advisor to President
                       Bush, he is formerly Associate
                       Editor of the Wall Street
                       Journal, New York, NY.

Alan Reynolds          Head of Economic Research,
P. O. Box 26-919       Hudson Institute Indianapolis,
Indianapolis, IN 46226 Indiana; former OMB Transition
                       Member, Reagan Administration,
                       Washington, DC

Alvin Moscow            Writer and author of numerous
3249 Manor Ridge       books, including "Collision
Gainesville, GA 30506  Course", "The Rockefeller
                       Inheritance", and others. Co-
                       author or consultant on "Six
                       Crises" by Richard Nixon,
                       "Managing" by Harold S. Geneen,
                       "As It Happened" by William
                       Paley, and "Every Secret Thing"
                       by Patricia Hearst. He is a
                       former journalist, NYC.


Ted C. Van Antwerp     Philanthropist.  Vice President
988 Blvd. of Arts      and Director Asolo State
Sarasota, FL 33577     Theatre (Florida); Trustee, New
                       College; President, MVA, Inc.

Willett J. Worthy Jr.  Vigneron, President and founder
5758 Madison Road      , Grand River Wine Company,
Madison, OH 44057      Madison, Ohio.  Former member
                       on the investment staff at the
                       Cleveland Trust Company,
                       Cleveland, OH.

Manuel Johnson, Ph.D.  Economist, Johnson Smick
1133 Connecticut Ave.  International Former Vice
NW                     Chairman of the Federal Reserve
Washington DC 20036    Board


           -------------------------------------------

                   FUND INVESTMENT OBJECTIVES
C/FUND. A description of the investment objective and policies of this Fund is best embodied in the statement that its investment advisor pursues investment practices that seek to maximize "total" investment returns to its shareholders. Total return is defined herein to include both enhancement of the value of its investment holdings by capital gains, realized and unrealized, plus investment income from dividends and interest. The Fund shall attempt to maximize total returns primarily by investing a portion of its assets in shares of common stocks or equivalents that would most commonly be traded on the New York Stock Exchange or on NASDAQ. It intends to acquire mostly equity investments when the advisor believes market conditions indicate that probabilities for maximum total returns will derive from such equity investments, and mostly fixed-income investments when, in the opinion of the investment advisor, probabilities are believed greater that such returns will be garnered from owning investments having less risk of price decline. The Fund may and intends to invest and reinvest some or all of its assets accordingly so as to try to limit an erosion of and enhance the stability of the value of the Fund 's net asset value. Simply stated, the Fund intends to buy and hold a reasonably balanced percentage of its assets in common stocks or equivalents while equity markets appear favorable, but may and is prepared to restructure the portfolio to be more heavily invested in fixed-income investments whenever it is believed by its investment advisor that it would be appropriate to do so.

While the Fund intends to acquire regularly traded common stocks, convertible preferred stocks and convertible bonds as its primary form of equity investments, and intends to hold most of its asset value in such investments most of the time, it reserves unto itself the right to acquire other investments such as government or A-rated or better corporate fixed-income securities as it deems appropriate when and as it chooses. In the case of non-rated fixed-income issues, the Fund may purchase those issues that are deemed by the advisor to be of comparable quality. There is no plan nor is it intended that the Fund will buy, sell, hold or deal in options or warrants in the ordinary course of business. It will seek to acquire and hold securities that hold promise for appreciation in value and that pay dividends at payout rates that are deemed by the advisor to be commensurate with the type of business involved. The Fund believes this investment approach may maximize or exceed total average returns over time as measured against the returns produced by the popular market averages, such as the Dow-Jones Industrial Average and the Standard and Poor's 500 Average. However, because total returns earned from a portfolio of equity investments can be significantly and adversely affected by an investment strategy that retains positions in equity issues during periods of major market weakness (often for reasons that may be unavoidable for larger mutual funds due to the size of the position held relative to the smaller size positions the Fund will hold), the Fund's investment advisor plans to strive to reduce the scope and frequency of such declines in its asset value by reducing, even to total elimination if necessary, the risk from equity investments in favor of fixed-income investments during periods when protection of asset values is deemed of paramount importance. During such periods, the Fund will most often acquire highest quality fixed-income investments, such as U.S. Government issues, money market investments, and other investments of similar quality, each having a duration until maturity that has been selected to achieve the Fund's then-existing goals in that market environment. It is intended that some portion of Fund assets will always be invested in fixed investments like U.S. Government notes or bonds. If the Fund can be successful in: (1) reducing risk of decline in equity prices during periods of market weakness; and (2) earning average or better total returns on its investments during periods of general market strength, it would be arithmetically true that growth in the value of the assets would exceed the average return earned in the general market as measured against the returns produced by the popular market averages. While it is the intention of the Fund to seek to achieve this objective, there can be no assurance to an investor that it will be able to do so. An important element of this investment approach requires that movement of monies from one kind of investment to another be correctly timed by the advisor, which will not always be possible. Investors in the Fund shares should also be aware that risk is inherent when investing in common stocks, such risks include the senior right of lenders ahead of claims of common shareholders upon liquidation of the issuing company, as well as the risk that dividends may not be earned, declared or paid by its directors, which may in turn cause significant fluctuations in a common stock's market price. Although it is a policy of the Fund that it will invest in issues of the type that are traded most commonly on the New York Stock Exchange, this is not meant to preclude the Fund from acquiring some shares of companies or other business entities, some of which may trade over the counter or are less well-known. This general policy is believed by the Fund's advisor to be desirable because it will allow flexibility as necessary to take advantage of investment opportunities while adhering to a primary policy of investing its assets in higher quality issues, primarily securities listed on the major share exchanges or traded in the over-the-counter market.

Diversification of investments as to type and as to the industry or field of endeavor of the company involved is widely acknowledged as one method to reduce risk of loss from holding only a few issues. The Fund 's advisor, too, believes diversification to be a worthy goal for reducing risks and intends to follow such a policy most of the time. However, because the Fund believes any severe restriction of investment flexibility could at times prove a detriment to the best interests of its shareholders, it retains the right to invest and reinvest assets from time to time in issues only as necessary to be in conformance with the Investment Company Act of 1940, and to qualify itself under Subchapter M of the Internal Revenue Code. (Please refer to Federal Income Tax section of this Prospectus on page 14 for further details.) For additional restrictions that the Fund has imposed upon itself please refer to the appropriate section in the Fund 's "Statement of Additional Information" on file with the Securities and Exchange Commission and which is available to shareholders upon request and without cost from the Fund by telephoning or writing the company at the phone number/address shown on the front cover of this Prospectus.


C/GROWTH  STOCK FUND.  The investment objective of this  Fund  is maximum potential to shareholders for appreciation in principal. The Fund purchases primarily common stocks or equivalents, such as convertible preferreds or bonds, with substantially all of the assets of the Fund all of the time. Although some stock issues purchased will include shares issued by companies having large capitalizations, a major portion of Fund assets will be committed to owning shares of companies that are deemed by the investment advisor to possess above average growth prospects, regardless of the capitalization size of the company or its annual sales volume. It is anticipated that in seeking to meet these aggressive objectives shareholders in this Fund should be aware that this may involve a higher degree of price volatility. Accordingly, the net asset value per Fund share is expected to experience above average fluctuations. Portfolio turnover is not considered as a constraining factor by the investment advisor, if and when decisions are deemed by the advisor necessary in order to either take profits or losses, or when advisor is seeking to reemploy Fund assets into securities or investment positions the adviser believes have greater prospects for meeting Fund objectives. Accordingly shareholders should expect the Fund to have higher turnover than for other funds having longer term orientations. This investment approach may give rise to frequent realizations of capital gains or losses by the
Fund, which are distributable annually to shareholders for inclusion in their personal income tax return. (For further information about capital gains tax status, see "Federal Income Tax Status" section on page 14). Portfolio income from dividends and interest is of secondary consideration to this Fund's primary objective of principal growth. Selection of companies in which to make equity investments will be carried out under a disciplined approach that will employ as one of its primary tools a quantitative, computer-generated analysis of corporate financial information that produces data that will be used to assist the investment advisor determine whether management of a targeted company appears to understand the importance to its shareholders of the need to add to shareholder wealth, which the adviser's research indicates ultimately creates a positive impact on the market value of a company's outstanding shares. The Fund's investment advisor believes this to be due importantly to an enterprise's having earned a return on invested capital that is consistently higher than its "cost" of invested capital. When this can be ascertained to be taking place within a company, shareholder wealth is increased and the prospects become higher that the quoted price of its shares will at some point reflect the wealth effect that has been generated. This approach is deemed by the advisor to be an important ingredient that will contribute to the Fund's ultimate success toward meeting its objective of maximum growth of net asset value.

ADAMS EQUITY FUND. The investment objective of this Fund series is to seek to outperform other similar mutual funds that also invest a minimum of 65% of total assets in equities (commonly referred to as common stocks). Equities represent a residual share ownership interest in a for-profit enterprise, or are preferred shares or fixed-income obligations of an issuer that are convertible at some point in time at some price into common stock of that same issuer. The Fund may invest in shares of small, medium and large capitalization companies without regard to size. The methodology that will be used to manage this portfolio employs a valuation process in which a companies earnings and earnings growth rate are compared with the aid of a proprietary formula, to the rate of return on long government bonds. This produces a present value for the targeted company's shares within a dynamic process, wherein long government bond returns and company earnings and growth rates fluctuate. This value is then compared with the current market for shares to determine if the shares are over or under valued. Investments will be selected from among those companies having an undervaluation in order to achieve the Fund's investment objectives, often necessitating buy and sell signals, which may or may not be acted upon, depending upon many other factors at the time, such as the condition of the general economy, the level of inflation then existing or projected, and all other financial information about any given company that the advisor believes to be of importance to the decision making. Funds awaiting investment, either from new cash received or from sale of investments, will be temporarily invested in short term government securities or other money market type fixed investments as are commonly purchased for such purposes. Income from dividends and interest are of secondary importance to this Fund, which seeks high total returns as its primary goal for Fund shareholders. Portfolio turnover is not considered as a constraining factor by the investment advisor, if and when decisions are deemed by the advisor necessary in order to either take profits or losses, or when advisor is seeking to reemploy Fund assets into securities or investment positions the adviser believes have greater prospects for meeting Fund objectives. This investment approach may give rise to frequent realizations of capital gains or losses by the Fund, which are distributable annually to shareholders for inclusion in their personal income tax return. (For further information about capital gains tax status, see "Federal Income Tax Status" section on page 14). Generally, shareholders should expect the Fund's turnover not to exceed 150%.

C/FINANCIAL FUND This fund series portfolio invests substantially all its assets all the time in equity securities of both large and small public companies primarily engaged in the financial services industry. Banks, thrifts and financial service conglomerates that may also offer mutual fund, insurance, or brokerage services are included in this sector or industry, and are eligible for purchase by this Fund's manager.

The widespread and on-going consolidation of the financial services industry is deemed by the manager as likely to continue for some time into the future as former boundaries between the differing types of financial services become blurred and/or integrated. The emergence and wide usage of electronic capabilities and the linkage of worldwide financial organizations competing actively for business has permanently altered former barriers to entry and most financial service companies are or are attempting to become full service providers to a whole range of customers, including corporate, individual, and institutional users of financial services. As this trend continues, an increasing number of participants are seeking to consolidate, merge, amalgamate or join together by one method or another, in order to gain the efficiencies that size offers them. During this period, keen analysis and attention enables investment managers to identify what many have come to believe are lucrative targets for probable merger, sale or amalgamation.

The Fund seeks to locate both these candidates, because of the enhanced values that usually flow from such transactions, and other companies that are expanding themselves, either by external methods, or internally by entrance into markets or related businesses that allow them to grow more rapidly and more profitably relative to the Economy as a whole. The Fund, by focusing its investments in this rapidly changing sector, intends to try to capitalize on these changes to produce commensurate returns for its shareholders.

Shares of the companies in which the Fund invests may be both large financial service companies, which have widely traded shares, or in shares of smaller banks or thrifts that have more narrow or limited markets for the company's outstanding shares. Investments in the smaller companies will tend to depend upon availability of shares for purchase and thus may be less liquid when sale is contemplated. Illiquidity of the Fund because of this investment strategy is not believed by the manager to likely become a factor for investor concern in its daily activities because of the manager's practices which maintains adequate liquidity to meet probable shareholder daily redemption requests for all but extraordinary periods. Generally, shareholders should expect the Fund's turnover not to exceed 150%.

C/GOVERNMENT   FUND.   The  investment  objective  of  this  Fund
series shall be to seek to earn higher interest rate returns than are available from government-only money market mutual funds in turn for accepting fluctuations in the Fund's net asset value. Substantially all assets of the Fund will be invested in U.S. Treasury issues or in obligations issued by the various Agencies of the U.S. government. The maturities of the issues acquired may change from time to time in accordance with the views of the investment advisor in response to his expectations as to the future trend of interest rates. The investment advisor will seek to minimize changes in the Fund's net asset value per share by making portfolio adjustments from time to time. Notwithstanding this objective, shareholders should be aware that shares of this Fund will be subjected to price fluctuations similar to those encountered when buying and holding government issues directly. The reduction of price risk is a major item of importance to the Fund's investment advisor, it being an expressed goal of the Fund to provide a safe investment vehicle for investors seeking to earn the higher income yields available on government issues having maturities longer than one year's duration. Although there can be no assurance this objective can be achieved, various management practices will be undertaken from time to time toward the goal of reducing or minimizing net asset value volatility. The investment advisor to the Fund intends to seek to hold the net asset value per share as close as possible to its original issue price per share by using several portfolio management techniques. One will be to buy seasoned issues below or above par or face value. Another will to step-ladder the portfolio so as to have issues maturing in every year. There shall be no restrictions on the investment advisor in respect to maturities or terms of the actual government issues bought as investments in the portfolio. However, it is planned and has long been the inclination and practice of the Fund's manager to buy and own government issues having maturities within the 2 to 10 year term range. Monies of the Fund that are of necessity temporarily uninvested from time to time will be automatically "swept" overnight by computer into a short term, government-only money market fund as maintained and offered client's by the Fund's custodian bank trust department. These type funds, though technically classed as mutual funds, will be used by the
Fund: (a) because of the convenience they offer to earn interest for short periods on funds in transit or on small balances that are otherwise impractical to invest effectively; and (b) because for all practical purposes they are unavoidable in the modern world of bank custodianship. It is the intention of the Fund to invest all available monies directly in government issues to the extent practical, economical, and warranted by the then-existing interest rate climate as it relates to the Fund's investment objectives.

C/TAX-FREE   FUND.    This  Fund  invests substantially  all  its
assets in securities issued by states, municipalities and other governmental jurisdictions, mainly in the State of Florida, that possess the legal capacity to borrow money by the issuance of bonded indebtedness, on which the interest has been declared by law to be exempt from Federal income tax to a lending investor. The primary objective of the Fund is to earn its shareholder investors a high after-tax current income while attempting to minimize volatility of the Fund's net asset value. The investment adviser's management approach is to attempt to maintain stability of the value of the Fund's investment portfolio by acquiring and holding a combination of issues, most of which qualify as investment grade of varying maturities, usually 12 years duration or less. Further to this goal, issues may be purchased that are seasoned and pay a rate of interest that may be higher or lower than the market rate generally existing at the time on similar newly issued tax-free obligations of like duration and quality. In those cases, the prices paid on such issues would be more or less than par or face value, which would give rise to either a gain or loss to the Fund if held to maturity. The investment adviser believes by managing a portfolio in this manner wherein a diversified list of various issues are held and managed it will be possible to reduce overall portfolio net asset value volatility over a period of time. The Fund is actively managed by adjusting holdings to reflect expected interest rate changes in general, shortening average maturities when rates are rising and lengthening maturities when rates are declining or expected to decline. The combination of these two techniques should, in the opinion of the investment adviser, allow the Fund to maintain more stability in its net asset value than would be true if securities of various maturities were acquired and held to maturity without regard to interest rate fluctuations in the market or without regard for anticipating the trend of future interest rates. There can be no assurance that management will be able to select issues of the type, quality and term that will respond exactly as necessary to guarantee stability of the Fund's net asset value, and accordingly investors should be aware that some fluctuation in the Fund's share price will occur. Obligations issued by the State of Florida carry a "AA" S&P rating, with each municipality rated in accordance with the financial condition of that particular municipality or taxing district. Florida is now the fourth most populous of the 50 United States, is generally well regarded by debt rating agencies because of its low debt default history and the very strong financial condition of the State Treasury, tends to be more oriented to tourism and retirees, is more rapidly growing because of its climatic and geographic attractions, and has a generally favorable tax structure for individuals and business, with no individual income tax.

C/COMMUNITY ASSOCIATION RESERVE FUND. This specialty Fund is offered exclusively to Florida-based "Community Associations" that are registered with and are regulated by the Florida Bureau of Condominiums and is not available for purchase by the general public. Laws and regulations currently in place narrowly restrict the investment of association "reserve" funds, to safeguard these funds to ensure availability in the future to pay for designated capital expenditures made by association officers and directors on behalf of unit owners. It is common for association reserve funds to be deposited in insured banks and savings and loan accounts, which presents a problem when reserve account balances of many large associations exceed insurance limits, as often happens. This Fund is specifically designed and managed to serve as a repository for such reserve funds, and accordingly has set as its primary objective the safety and stability of its net asset value while seeking an income return higher than is available from other forms of eligible investments. The Fund's objectives and limitations qualifies it as an eligible investment for such Association reserve funds under Florida law by virtue of its limited investment universe, namely obligations of the U.S. government or its Agencies. Issues purchased and held by the Fund are of short to intermediate duration most often having an average maturity of under 5 years in order to minimize the fluctuation in the value of Association reserve account balances. The primary objective of the Fund is to seek to earn a rate of return on invested balances that is higher than that being offered on insured deposit accounts and banks and other eligible savings institutions. The investment adviser manages the Fund's portfolio of government obligations so as to seek to achieve the Fund's objectives while confronting the conflicting problem created by increased price volatility that is attendant to investing in issues having longer than one-year's maturity. The degree of exposure to price uncertainty can be closely ascertained mathematically for intermediate term fixed obligations. When the price risk is compared against duration in such a manner a high probability can be achieved that the return rate from investing in higher interest paying issues of longer maturity can be decided on the basis of whether it is profitable enough to more than justify and/or totally offset the added risk of loss from price change. With this in mind, the adviser believes Fund objectives are achievable and associations can earn higher returns on reserve fund balances. Such balances are usually held for longer term purposes, thus a better matching of risks and rewards is achieved than that offered by the mismatch of maturities that occurs when limiting investment of such long-term monies balances to short-term non-fluctuating deposit accounts in financial institutions. This Fund's goals will be sought by also using portfolio management techniques which may include, among others, yield-curve timing and portfolio maturity step-laddering.

         ----------------------------------------------

                       INVESTMENT ADVISOR
The Company and its series of Funds retains Omnivest Research Corporation ("ORC"), (formerly Caldwell & Co.)., a Florida corporation wholly owned by Trust Companies of America, Inc. which is controlled by Roland G. Caldwell and his family, as investment advisor under annual contracts with each Fund series. ORC has its registered offices at 250 Tampa Avenue West, Venice, Florida, 34285. The Company shares facilities, space and staff with both its custodian and with ORC. ORC is registered under the Investment Advisors Act of 1940 and with the Florida Division of Securities, Tallahassee, Florida, and as such periodically files reports with both agencies, which are available for public inspection. The advisor has been providing services to and has had experience with the management of investment companies since 1984.

Mr. William Adams, an officer of ORC, serves as sub-advisor with responsibilities to assist with the analysis and selection of specific investments for the Adams Equity Fund series. Mr. Adams has been employed in the securities industry since 1975, primarily as an account executive with several leading brokerage firms where he assisted in the management of client portfolios, both fixed and equity, for individual investors. Although Mr. Adams has been active in such capacity continuously during this period using his proprietary model to make stock selections, he has had no previous experience in the management of a mutual fund portfolio.

Mr. John Doe, a Chartered Financial Analyst ("CFA") has in excess of 20 years experience with brokerage and other financial service companies as a "Securities Analyst." He manages the C/Financial Fund and is registered as a sub-advisor within ORC and its regulatory agencies. He has had no previous mutual fund management experience prior to being named as manager of this Fund series.

Mr. Roland G. Caldwell is a principal officer and the primary investment professional of ORC. He serves as President and a director of both ORC and the Company. ORC, as advisor to all fund series, receives a fee from C/Fund, C/Growth Stock Fund, C/Financial Fund, and Adams Equity Fund series at the rate of 1% per annum of the average daily market value of its net assets, and at the rate of .5% per annum of the average daily market value of C/Government Fund, C/Tax-Free Fund and C/Community Association Reserve Fund. Although 1% of assets is higher than fees paid by some other equity mutual funds, it is generally believed by the advisor to be in line with that charged by other advisors to funds having similar objectives. The fee has also been established in recognition that the advisor pays some costs of the administration of the Company's fund series portfolios, including maintenance of accounting records and shareholder ledgers, and that advisor has foregone receiving any reimbursement of organizational expenses. Under terms of the contract with the Company, the advisor is responsible for payments to Advisory Board members, if any, and to
Directors of the Company who are affiliated as employees or staff of the advisor. At present the Company leases mutual fund software from C/Data Systems. C/Data is wholly-owned by Trust Companies of America, Inc., a closed corporation the majority interest of which is controlled by Roland Caldwell and other family members. (For additional details, please refer to the History of Investment Advisor section in the Statement of Additional Information). Under terms of the advisory agreement total expenses of each Fund series have been voluntarily limited to no more than 2% of Fund net assets in any one year. Should actual expenses incurred ever exceed the 2% limitation, such excess expenses are reimbursed by the advisor to the Fund and fully disclosed to Fund shareholders in financial statements in accordance with generally accepted accounting practices. The investment management history of ORC and its principal, Roland G.
Caldwell, includes serving as portfolio manager and/or investment advisor to corporations, individuals, retirement accounts, charitable foundations, and insurance companies.
Mr. Caldwell has been active without interruption since 1958 in the field of investment research and/or portfolio management, both privately and as an officer of large domestic and foreign trust/banking institutions. As of the date of this Prospectus the sole business and activity of ORC is to provide investment management and advice under contract to the Company's fund series.

             ---------------------------------------

                        HOW TO BUY SHARES
Investors  may  begin  an investment in shares of any one or more
Fund   series   with   no  minimum, simply   by   completing   an
application blank (form enclosed), signing it, then returning it to the Company either in person or by mail, along with their check made payable to the respective Fund name, (e.g., "C/Fund"), to P. O. Box 622, Venice, FL., 34284-0622.
Certified checks are not necessary. All purchases will be made on the business day your completed application and check are in the Company's possession and your order has been accepted.

Purchase of shares for your account are made on the day of acceptance at the Net Asset Value ("NAV") per share of each Fund as calculated that same day. The NAV is calculated each day at the last known trade price on or after 4:00 p.m. NY time, and on such other days as there is sufficient trading in the Company's portfolio of securities to materially affect its NAV per share. Securities in the Company's portfolio will ordinarily be valued based upon market quotes. If quotations are not available, securities or other assets will be valued by a method which the Board of Directors believes most accurately reflects fair value. The NAV per share is determined at each calculation by dividing the total market value of all assets, cash and securities held, less liabilities if any, by the total number of shares outstanding that day. The Company reserves the right to reject purchase applications or to terminate the offering of shares made by this Prospectus if in the opinion of the Board of Directors such termination and/or rejection would be in the interest of shareholders. In the event your check does not clear, your order(s) will be canceled and you may be liable for losses or fees incurred, or both. There is no minimum investment required for any purchase of shares. Purchases may be made in person, by mail or by telephone, providing mutually satisfactory telephone arrangements have been made with the Company beforehand. The Company cannot be held responsible for having acted on telephone instructions it believed were being received in good faith. In order to accommodate IRA investments and IRA rollovers, which are often odd amounts, the Company offers to all IRA participants the right to invest or rollover such IRA monies in the Company shares in any amount that is eligible or allowed under current Internal Revenue Service rules.

All shares purchased will be held in an account that is opened for each shareholder and maintained by the Company for each Fund and no share certificates will be issued unless specifically requested in writing by the purchasing shareholder. Each shareholder account will be credited with and will hold all shares purchased and issued, including shares issued on payment date as a result of the automatic reinvestment of dividends and/or capital gain distributions. Those investors desiring distributions in cash rather than in additional shares or who wish share certificates to be issued may do so by making a request in writing, providing all necessary documentation to the complete satisfaction of the Company. Purchasers may telephone the Company at 1(800) 338-9477 or write to the address shown on the front cover of this Prospectus to obtain information as to the documentation that would be required by the Company before it will issue share certificates. Fractional shares will be allocated to each share account for all purchases and redemptions, including reinvested distributions. For example, if a purchase of $1,000 is made at a NAV of $11.76 per share, a total of 85.034 shares will be credited to your share account on the purchase date. Fractional shares will be disregarded for all voting purposes.

          ---------------------------------------------

                      HOW TO REDEEM SHARES
As an "Open-End" fund, the Company offers to stand ready to redeem all or any portion of your shares of any Fund series on any day that a NAV is calculated for that Fund and the price paid to you will be the NAV per share next determined after the Company receives your request for redemption. Unless prior telephone arrangements have been made with the Company, redemption requests must be in writing, signed by the owner(s) in the exact same way as the shares are registered shown on the original application form in the corporate records. In the case of stock powers deposited beforehand by those desiring telephone redemption privileges, the signature(s) must be guaranteed by an official of a commercial bank, trust company, or member firm on the New York Stock Exchange. If a share certificate was issued, it must be deposited with the Company before a redemption can be completed, along with all necessary legal documentation, including but not necessarily limited to, a written redemption request that has been signed and the signature guaranteed as above indicated. Shareholders wishing to expedite redemption requests by telephone may do so, providing they have deposited a validly signed and guaranteed stock power beforehand with the Company and providing no share certificates have been issued. Payment for redeemed shares will normally be made by the Company the next business day immediately following the redemption date. The Company reserves the right, however, to withhold payment up to 5 business days if necessary to protect the interests of the Company or its shareholders. Redemption requests from shareholders who have purchased shares within 15 days prior to such redemption request shall not be eligible to receive payment for such shares until such time as the Company has ascertained, to its satisfaction, that funds originally invested have cleared and are available for payout. A shareholder who makes a small initial investment will be subject to a mandatory redemption if such shareholder redeems a portion of the investment, such that the remaining investment is deemed by the Company to be too small to justify the costs of maintaining an open account.

Although the Company makes no redemption charge for shares redeemed, regardless of the date of purchase, it reserves the right to refuse or discontinue sale of shares to any investor who, in the opinion of the Company, is or may, by frequent or short-term purchase and redemption request practices or by other actions, disrupt normal Company operations or who otherwise, by carrying out such practices, could adversely affect the interests of the Company or Fund shareholders. Redemption of shares, whether it be a normal voluntary redemption or an involuntary redemption, may result in the shareholder realizing a taxable capital gain or loss. Proceeds from redemptions will be mailed to shareholders at the address to which the account is registered by the Company.

           -------------------------------------------

                     PORTFOLIO TRANSACTIONS
The policy of the Company is to limit each Fund's portfolio turnover to transactions necessary to carry out the respective investment policies of each Fund and/or to obtain cash for each series, as necessary, for redemptions of its shares. Portfolio turnover rates, which are the lesser of the total purchases or sales on an annualized basis, divided by the average total market value of the assets held, will vary from period to period depending upon market conditions. The turnover rate for equity portfolios tends to be higher than normal during formative years, after which it is the advisor's goal to minimize turnover by buying and holding rather than trading securities to the extent that it remains consistent with the objectives of the respective fund series portfolio. Turnover is calculated for government securities purchases and sales if maturing beyond 1 year from date of purchase. This tends to increase the portfolio turnover percentages, which percentages are reported for each respective fund series in the financial statements incorporated herein by reference.

           ------------------------------------------

                       BROKER ALLOCATIONS
The placement of orders for the purchase and sale of portfolio securities will be made under the control of the President of the Company, subject to the overall supervision of the Board of Directors. All orders are placed at the best price and best execution obtainable, except that the Company shall be permitted to and does select broker-dealer firms that charge low commission rates, have demonstrated superior execution capabilities, and which provide economic, corporate and investment research services. In the opinion of the adviser, the Company, and its Board of Directors, selections based upon such criteria serve the best interests of the Company and Fund shareholders. Commissions paid to firms supplying such research include the cost of such services.

         -----------------------------------------------

                    FEDERAL INCOME TAX STATUS
The  Company intends to keep qualified all Funds for,  and  elect the special tax treatment afforded, a qualifying "regulated investment company" under SubChapter M of the Internal Revenue Code. To qualify the Company must: (1) distribute to each shareholder at least 90% of aggregate taxable net income of each Fund at least annually; (2) invest and reinvest so that no more than 30% of aggregate Fund profits are derived from gains on the sale of securities held less than three months; and (3) invest its portfolios so that 50% or more of Fund assets are invested in security issues, no one of which exceeds 5% of the value of Fund aggregate assets at purchase price. The
Company should and intends to qualify for such special tax treatment due to stricter, self-imposed restrictions. Distributions to the Fund shareholders are derived from interest and dividends received in each Fund and from net long term capital gains that each Fund realized during the tax year.

All distributions are normally construed to be dividends to Fund shareholders subject to taxation, and with the exception of dividends paid by the Tax-Free Fund, are taxable in most instances as ordinary income when received, whether received as cash or as additional shares. The information you will require in order to correctly report the amount and type of dividends and distributions on your tax return will be provided by the Company early each calendar year, sufficiently in advance of the date for filing the return. To avoid the Company having to withhold a portion of your dividends, it is necessary that you supply the Company with needed information, including a valid, correct Social Security or Tax Identification Number.

Because federal tax laws, as amended by Congress in 1986, require regulated investment companies to distribute substantially all income earned and gains realized during the year to avoid paying an added excise tax on undistributed income, management intends to do so and report to Fund shareholders accordingly and to reflect changes made by Congress, if any, regarding the deductibility of certain fund expenses by shareholders of mutual funds. Tax rules make it mandatory that most individual shareholders report 100% of all income earned on shares owned with no deduction allowed for certain fees and expenses incurred, i.e., all distributions of dividends, interest, and capital gains realized are normally subject to tax. It is the intention of the Company, to the best of its ability, to report all required information to Fund shareholders on a timely basis after the close of each year-end. Further changes or interpretations of rules made from time to time by the Internal Revenue Service may serve to temporarily or permanently alter existing tax treatment of Fund distributions to shareholders. The Company makes every effort, with the assistance of its tax advisors and independent public accountants, to act in the best interest of its Fund shareholders at all times. Such changes and/or delays in IRS rules make it difficult for regulated investment company's and its shareholders to be certain as to all interpretations at all times. The Company disclaims any direct responsibility for timely shareholder tax filings or payments.

         -----------------------------------------------

                   IRA AND RETIREMENT ACCOUNTS
Those eligible to open and/or make deposits to an Individual Retirement Account ("IRA"), or Self-Employed IRA ("SEP-IRA"), may use the Company as custodian to hold shares of all Fund series only, but not to hold any other form of investments, securities or assets. A trust company or other eligible custodian must be used to hold non-Fund related securities or investments. Caldwell Trust Company, the Fund's custodian, is eligible to serve as custodian for such purposes, and can and will serve as custodian for shares of any Fund series upon request. (For more information regarding such services and fees, please call or write Caldwell Trust Company direct or the Company at the address and phone number shown on the front page of this Prospectus). For those who have or open an IRA or SEP-IRA account, and wish to invest all or portion of their deposits in shares of any Fund series may do so by opening a "Self-Directed" IRA or SEP-IRA account with the Company. Copies of the appropriate forms to open an account may be obtained by writing or calling the Company. Retirement plan and other "rollovers" are eligible to be rolled into an IRA or SEP-IRA account with the Company, as are rollovers from most other types of qualified retirement accounts. The Company makes no charge of any kind to open, maintain or close an IRA account invested 100% in shares of any Fund series. Monies deposited into other types of profit-sharing, pension or retirement plans, including Keogh accounts, may also be invested in shares of any Fund series. However, the qualification and certification of such "Plans" must first be prearranged with a pension or tax specialist who is qualified to assist and oversee plan compliance requirements. Although the Company retains an expert to assist investors in establishing such plans, it neither offers nor possesses the necessary professional skills or knowledge regarding the establishment, compliance or maintenance of IRS-qualified retirement plans. The Company recommends that professional counsel be retained by the investor for such purposes. (Note: Shares issued by the Tax-Free Fund are not appropriate for purchase in IRAs and other retirement plans, which are already exempt from paying Federal income tax on income received).

                           APPLICATION

PURCHASE                                                 REQUEST:
Date:_______________________________

I  authorize  C/Funds  Group, Inc. to  open  a  New  Account  for purchase of shares of the Fund series checked below in accordance with these instructions and all applicable provisions of this Application as outlined in the current Prospectus which I have received.

Account Registration
If two or more co-applicants, all must sign, and Account will be registered "JTWROS" (joint tenants with right of survivorship) unless otherwise specified. Shareholder signature(s) required. For telephone instructions, names and addresses must agree exactly with current registration:


(Print Name of Applicant)     Print Name of Co-applicant,if any)

(Street or Mailing Address
 of Applicant(s))

(City, State, and Zip)        (Print  Social Security  Number
                               or Tax ID of Applicant)

(Telephone Number)               (Date of Birth of Applicant)

Type   of   Account   (Circle Please)
IN    Individual               IRA  IRA/SEP Account
JT    Joint Tenants WROS       CU   Custodian/Agent
CO    Corporation              GDN  Guardian
TR    Trustee                  UGM  Uniform Gift to Minors Act
Other
      Legal Description of Account (Optional)

Check One or More:

__ Request To Open a New Account For:
__ Check Enclosed for $____ made payable to "C/FUND"
__ Check Enclosed for $____ made payable to "C/GROWTH STOCK FUND"
__ Check Enclosed for $____ made payable to "ADAMS EQUITY FUND"
__ Check Enclosed for $____ made payable to "C/FINANCIAL FUND"
__ Check Enclosed for $____ made payable to "C/GOVERNMENT FUND"
__ Check Enclosed for $____ made payable to "C/TAX FREE FUND"
__ Check Enclosed for $____ made payable to "C/COMMUNITY
                                             ASSOCIATION RESERVE
                                             FUND"

Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of failure to report all interest and dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

X_________________________ X____________________________________
 Signature of Applicant)    (Signature  of  Co-Applicant, if any)

            OPTIONAL AUTHORIZATION TO REDEEM BY PHONE
I hereby supply C/Funds Group, Inc. with a validly signed stock power and authorize the Company to redeem shares from my Account pursuant to my telephone instructions, and agree and understand that I do not and cannot hold the corporation, its officers or directors, nor any of its agents responsible for the authenticity of telephone instructions.

Signed: X______________________ X______________________________

                             Insert
 All Applications Are Accepted in State of Florida And Purchases
  Made Under Florida Law And Were Not Solicited, Registered Nor
             Accepted Under Any Other Jurisdiction.




                               15
               STATEMENT OF ADDITIONAL INFORMATION

                               for

                       C/FUNDS GROUP, INC.

                       September 15, 1997


C/FUNDS GROUP, INC., ("the Company"), is an open-end diversified management investment company that operates a series of funds in seven portfolios ("the Funds") under the names: C/FUND, C/GROWTH STOCK FUND, ADAMS EQUITY FUND, C/FINANCIAL FUND, C/GOVERNMENT FUND, C/TAX-FREE FUND, AND C/COMMUNITY ASSOCIATION RESERVE FUND.

This Statement of Additional Information is not a Prospectus but rather should be read in conjunction with the Prospectus dated the same date, a copy of which may be obtained without charge from the Company by calling or writing its corporate offices at the address and telephone numbers herein noted.








                        Table of Contents

          Investment Objective and Policies           3
          Investment Restrictions                     7
          History and Background of Investment Advisor9
          Board of Directors                         10
          Director's Compensation Table              11
          Investment Advisory Board                  11
          Brokerage Allocations                      11
          Net Asset Value Calculation                12
          Purchase of Shares                         12
          Redemption of Shares                       13
          Federal Tax Status                         14
          Appendix                                   15
          Financials                           Attached






Custodian                                  Investment Advisor
Caldwell Trust Company                     Omnivest Research
201 Center Road, Suite 2                   Corporation
Venice, FL 34292                           250 Tampa Ave. West
Voice: 1(941) 493-3600                     Venice, FL 34285
Toll-Free: 1(800) 338-9476                 Voice: 1(941) 485-
Fax: 1(941) 496-4660                       0654
                                           Toll-Free: 1(800) 338-
                                           9477
                                           Fax: 1(941) 496-4660





















               THIS PAGE LEFT INTENTIONALLY BLANK

                Investment Objective and Policies

Each   Fund   series portfolio has its own individual  investment
objective, essentially coinciding with the implications of its name, i.e.,

     C/Fund is a "total return" fund that buys and owns both common stocks or equivalents, and fixed-income obligations in any proportion as deemed appropriate at any given time by its adviser, seeking growth and income;

     C/Growth   Stock Fund is substantially all invested  in
     common  stocks  or  equivalents all  of  the  time   as
     it  seeks  maximum  growth of net  asset   value   with
     only  minor concern for volatility;

     Adams Equity Fund buys and holds equities (common stocks or securities convertible into common stocks) as its primary investment, its objective being to seek growth in shareholder value with current income yield of secondary importance;

     C/Financial Fund invests portfolio assets primarily in equity securities of issuers engaged in the financial services industry, principally banks, thrifts, and related diversified financial service companies;

     C/Government Fund invests substantially all of its assets in fixed-income obligations issued by the U.S.
     Government or one or more of its Agencies for safety of principal and income;

     C/Tax-Free Fund invests substantially all its assets in fixed-income obligations of municipalities or government bodies, mainly in the State of Florida, authorized to issue such obligations on which the interest paid is granted tax-exempt status when paid to individual taxpayers, for safety of principal and tax-free income; and,

     C/Community Association Reserve Fund, which is a specialized fund offered only to qualified community associations in the State of Florida that wish to invest association reserve funds for the safety and income offered by an investment in this Fund's portfolio of U.S. Government or Agency obligations.

Inasmuch as each Fund's specific objectives are described in the accompanying Prospectus, the remainder of this explanation shall attempt to outline in more detail some of the investment characteristics and approaches that the investment adviser believes are relevant to the adviser's style of investing in respect to the types of securities and investments the Company's Fund portfolios will be making as each seeks to meet its respective investment objective, as follows:

Common Stocks or Equivalents -- Often referred to herein as "equities", these kinds of investments either represent a residual share ownership interest in a publicly-traded for-profit enterprise, or are preferred shares or fixed-income obligations of an issuer that are convertible at some point in time at some price into common stock of that same issuer. Because equities normally possess no fixed requirement to pay a dividend in any pre-agreed contractual amount unless declared, and have no maturity date when an investor can receive repayment in full of an initial investment, the market price for such securities tends to fluctuate up or down in reflection of the changing prospects for the issuing enterprise and in reflection of changing market conditions generally. Such open-endedness makes equity investments definitionally more risky and thus inappropriate for some investment purposes.

Likewise, because there is no fixed-income component to common stocks (excluding convertible preferreds and fixed obligations from this definition because of their hybrid nature), owners of equities are in a position to either benefit or lose value depending upon the success of the underlying enterprise, which potential provides attraction to investors who are prepared to accept such risks in exchange for the prospect that their investment might appreciate in price and/or pay a lucrative stream of dividends by comparison with alternative types of investments.

The investment advisor to the Company's Fund portfolios believes equities or equivalents are the singular most attractive investment type available to investors in the modern world, which view is based upon a superior long term record of equity performance, the liquidity afforded by today's marketplace, and the favorable prospects longer term for most underlying enterprises in the economic environment presently existing. Accordingly, for those investors able to afford such risk of price fluctuation, even the potential of a total loss of investment in the most extreme of cases, common stocks and equivalents are expected to continue to be the primary form of investment in Fund portfolios in which such investments are authorized.

In broad terms the investment advisor categorizes for-profit enterprises into two basic groups: (1) seasoned large capitalization entities; and (2) newer smaller capitalization entities. The features that help determine which category best fits any given enterprise are: annual sales volume and the rate of growth being experienced in sales; the market value of all shares outstanding; the amount of debt owed; the profitability of the enterprise; the length of time it has been successfully in business; and, the kind of business in which it specializes or is seeking to participate. In most instances, the category applicable to a given enterprise will be obvious, as for instance, with companies like General Motors, AT&T, IBM, General Electric, and American Home Products, which are seasoned, large for-profit, widely-held enterprises that have long records to analyze. On the other hand an enterprise that offers its shares into the public market for the first time that has been in business only 3-5 years or so, is clearly an unseasoned enterprise that in all likelihood has a relatively small annual sales volume and a small market capitalization value.

There are also many less obvious examples. These include companies that have been in business for many years, yet still have relatively small market capitalizations and annual sales volumes, may owe considerable debt as a percentage of total capital, have unseasoned management, or offer a product or service that is less well-defined or well understood. The investment adviser makes decisions using all of the above criteria as well as commonly accepted financial data like per share figures, return rates on capital, etc.

Further and in addition to the customary kinds and sources of financial information, the investment adviser also utilizes computer generated data that provides useful information to the adviser for determining if a subject enterprise, regardless of size, is being managed by a team that appears to understand how to, and the need to, add to shareholder wealth on a regular and sustained basis. The inputs required to produce the necessary data are proprietary to the investment adviser and its sources. Among other factors, these inputs include an enterprise's "cost of capital" and its rate of return on invested capital. Shareholder wealth is believed by the adviser to be created when the return on investment is exceeding its cost of capital. Both current and past experience are important determinants of whether an enterprise is succeeding on this basis, which in turn is evidence to the adviser as to the management's capabilities in this important regard.

On a general basis, the adviser invests C/Fund assets mostly in shares of larger, more seasoned enterprises; C/Growth Stock Fund mostly in shares of smaller, less seasoned enterprises; Adams Equity Fund in stocks of companies of all sizes, large, medium and small; and C/Financial Fund in companies offering financial services to the general public.

When the adviser or sub-advisor to any of the funds believes an enterprise is appropriate for investment in a particular Fund a purchase decision will be made regardless that such enterprise may be categorized by others in the investment field as being of any particular class size by capitalization. In general, however, the adviser adheres to a practice of favoring seasoned issues in the more conservative Funds, and issues that appear to possess faster growth prospects, regardless of size, in the more aggressive Funds.

In the Adams Equity Fund, the manager relies heavily upon a proprietary valuation process. This process is dynamic and considers a company's growth rates and rate of return on assets in concert with the changing interest rate levels on long term U.S. government bonds. Using this dynamic process, under and over valued securities are determined, which in turn generates buy and sell signals that the manager may choose to act upon. General market and economic conditions are also given consideration when making final purchase or sale decisions in this portfolio. During periods when sales proceeds are not immediately reinvested in other equities the funds will be held in high quality, short-term interest-bearing investments until such time as equity candidates are found for investment.

In the C/Financial Fund the manager purchases equity securities that have been issued by companies providing financial services. These companies are largely regulated by federal and state government agencies. Accordingly, the prices of equity securities of such issuers have traditionally been constrained relative to general market equity issues that are not subject to similar regulatory constraints on business activities. The history of such regulatory controls began early in the 20th Century after considerable economic upheaval led to political pressure to increase controls toward the objective of minimizing or reducing boom and bust economic conditions. A key element of such regulation was to mandate the separation of many of the various forms of financial services by prohibiting providing companies from engaging in competing activities, banking and securities underwriting being one of the most notable separations. Near the end of this Century, as financial service providers sought to compete in what many began to see as closely allied financial services, the line between the various businesses blurred sufficiently to encourage regulators to permit limited crossovers by banks into securities, mutual fund and insurance activities and vice versa. As this trend began to accelerate in the past several years, the securities of financial service companies began to reflect these changes. This was evidenced by a movement toward valuing the equity prices of financial service companies more closely in line with the general level of equity share price valuations for non-financial company equities. A continuation of this trend is anticipated ahead, which the Fund manager believes offers opportunities to locate and acquire issues of financial service providers that have not fully reflected the potentials of a target company. Detailed sector and company analyses are undertaken by the manager of this Fund to identify such opportunities for purchase, which securities constitute the principal investments for this Fund's assets. Liquid assets, such as money market and short term deposit type investments, are maintained solely for liquidity purposes and for funds awaiting more permanent investment into such financial service company equity securities, or securities convertible into such equity issues.

Fixed-Income Obligations (Taxable) -- The U.S. Treasury, federally authorized Agencies and other governmental bodies, public enterprises, and state, local and municipal authorities all issue many kinds of fixed obligations, including Bills, Notes, Bonds, Indentures, First Mortgage Obligations, Participation Certificates, and others. Each of these kinds of obligations have characteristics and terms unique to each issue, which are complex and awkward to describe in detail individually. The investment adviser, when seeking to make fixed-income investments with Fund monies, examines all relevant data known to the advisor as to term, rate of interest, call features, conditions of repayment, collateral, guarantees, etc., before making a purchase selection.

In the current environment, wherein U.S. government obligations have come to dominate the fixed-income market, and wherein rates of interest on most fixed-income obligations issued are related or pegged in some way off rates on similar government obligations, the advisor believes there is less need to seek or invest in fixed-income investments that are non-government related. Further, investors in general have become more risk-averse in recent years, thus giving rise to a favor for fixed-income investments that have some form of insurance or government guarantee or backing. With the substantial growth in the size of the government-related securities market due to the borrowing needs of the U.S. Treasury and other Agencies of the U.S. government, rates of interest being paid on such issues are no longer significantly lower than rates being paid on privately-issued fixed-income obligations of high quality. For these and other reasons the investment adviser to the Company and its Fund portfolios favors the purchase of government-related type obligations, mostly Notes and Bonds, for all Funds, most particularly those Funds where safety of principal and income are primary objectives. Although there is no prohibition against acquiring corporate fixed-income obligations in C/Fund as part of its fixed-income component from time to time, the adviser favors and intends to continue to favor government-related issues, which possess superior marketability to all other forms of fixed-income securities. (Please refer to the Appendix to the this statement of additional information for a further definition of quality as defined by a major fixed-income rating agency).

Fixed-Income Obligations (Non-Taxable) -- Tax-free fixed-income obligations are issued in many different types and forms by a variety of qualified issuing jurisdictions in the U.S. States, cities, counties, taxing districts, and other similar jurisdictions each have features and enabling laws that allow them to offer fixed-income obligations, the interest on which is exempt from federal income taxes when paid to a purchasing investor. Again, there are far too many individual features to describe each in full detail herein. The investment advisor intends to purchase issues in the C/Tax-Free Fund that adviser believes possess those features and characteristics that make them attractive and appropriate to the objectives of that Fund. Like all fixed-income investments, length of time to maturity, the quality of the issuer as determined by its apparent ability to pay interest and repay its obligations on a timely manner, and the general interest rate environment greatly influence the market price of fixed-income obligations. Accordingly, in keeping with the adviser's desire and this Fund's objectives, close attention is paid to issue quality, term until maturity, and the overall interest rate outlook when making individual selections for purchase.
Although some non-rated issues may be acquired if and when the adviser believes such issues would be rated high if they were rated, it is the custom and a long-standing style of the adviser to invest in and hold mostly investment grade issues of medium to intermediate term maturities. The adviser believes that whether an issue is seasoned or newly issued is of less importance, except to the extent this may affect an issue's liquidity, which the adviser views as highly important. It is the intention, though not an obligation, to seek to make the Tax-Free Fund exempt from the Intangibles Tax in Florida.

Total Return Concept -- It is the view of the investment advisor to Company Funds that the concept of "total return" is an all-important, though not well understood, factor affecting all investors and asset managers in contemporary times. The adviser further believes that most if not all managers of assets either knowingly or unknowingly utilize the concept while seeking to maximize returns for their respective clients, regardless of type of investment used. The risk of loss of value due to price change or the risk of loss of value due to a deterioration in the financial health of the issuer are both taken into consideration as elements that are vitally importantly influences over the selection of investment types and specific securities within each type. The goal of maximizing portfolio returns with a minimum of risk taking is a universal maxim within the investment community today. Accordingly, the investment advisor formed and registered Caldwell Fund in 1985 (now C/Fund) with an express goal of seeking to maximize total returns to its shareholders by adhering to a concept of investing and reinvesting fund assets in varying proportions in either fixed investments or equity investments according to the adviser's view in respect to the immediate outlook for each category ahead.

The basic outline of that strategy is contained in the following paragraphs, and has some applicability to each Fund series in some respects, constrained mainly by the limits of each Fund as to the types of investments it is permitted to acquire and hold. An edited and updated version of the original description for C/Fund is provided here for reference and information.

     "The Fund and its adviser are of the opinion that over time high total returns are mathematically achievable if: (1) a portfolio is able to minimize declines in the market value of its investments during periods of sustained weakness in stock prices (which prices inherently fluctuate in value) by reinvesting a large percentage of its investable assets and monies in fixed-income investments during such periods; and (2) if it is able to achieve average or better appreciation (as measured against the popular market averages such as the Dow-Jones Industrial Average and the Standard and Poor's 500 Average), from a portfolio of common stocks during periods when prices are rising. There is, of course, no assurance that the investment advisor will be able to achieve this objective.

     "During periods when a portfolio is seeking appreciation in the value of its investments versus when it is seeking to protect asset value, it intends to acquire securities of widely-held, well-known companies with most of its assets, such securities to consist primarily of shares of common stocks and other securities that tend to increase or decrease in price in reflection of their underlying value as a security that is equivalent to or convertible into an equity investment. During periods when protection of asset values is deemed of paramount importance, the investment advisor will most often acquire highest quality investments, such as Treasury or Government Agency issues, money market investments, and other investments of similar quality, each having a duration until maturity that has been selected to achieve then-existing goals in that market environment. Because market prices on fixed-income securities fluctuate with changes in interest rates, with the percentage change in market price being generally the greatest the longer the maturity of the issue, opportunities exist for investors to seek to make capital gains by investing in fixed-income securities. Consistent with an investment objective to seek to maximize total return to shareholders, the investment advisor from time to time may also choose to invest assets in fixed-income securities in an attempt to achieve appreciation in net asset value from capital gains rather than primarily for the usual purposes of seeking protection of asset values or to maximize current income. If the investment advisor decides to acquire fixed income investments it will confine its purchases to bonds rated A or better by Standard & Poors (see Appendix).

     "Flexibility is a key requirement to achieving a "total return" portfolio`s investment objective. One of the advantages available to smaller investment companies is being able to remove or add total positions in the markets as it tries to achieve its goal, without substantially or adversely influencing the market value of individual issues being traded. In modern day markets, the share position size that can be bought or sold without disruptive consequences to the market for such issues appears to be expanding. Should this trend continue, as anticipated, constraints that might today limit the size of the Fund's portfolio because of its desire to retain trading flexibility, will become less a factor. The Fund, like all registered investment companies, reserves the right to limit the size of its assets by discontinuing sales of Fund shares at any time, which its Board of Directors could decide to do at any time if in their opinion they feel it would be in the best interests of the Company and/or Fund shareholders to do so in order to continue to adhere to its stated objective, which requires that it have an ability to sell and buy total security positions.

     "Interest   and  dividend  income  is  deemed  by   the
     investment advisor to constitute a very important portion of the total returns being sought from Fund investments. Appreciation in share value constitutes the other primary source of return that is sought, and it is this portion of the return that is viewed as a form of repayment for the risks of price change that cannot be avoided when owning securities, like common stocks, which constantly change in price. The total return concept is mindful of the important role that interest and dividends must play if returns are to be enhanced. Such recognition may at times require that shareholders incur federal, state and/or local income taxes on a significant portion of the annual distributions made to them. It should be clear to shareholders that such tax considerations will be secondary to its objective of attempting to maximize total returns when the investment advisor makes investment decisions. This policy is partly based upon a belief by the investment advisor that such taxes and tax rates have only an indirect bearing on any single company's attractiveness as an investment and partly because the adviser is of the belief that tax rates in general are, and should be, of declining importance to the investment decision-making process, viewed in a widest sense. Non-taxed portfolios, such as Individual Retirement Accounts, Keogh and other pension plans, are ideally suited for investing in one or more Fund series of the Company for these and other reasons."

                     Investment Restrictions

Under the terms of the By-laws of the Company and its Registration Statement pursuant to the Investment Company Act of 1940, the following investment restrictions were adopted which cannot be fundamentally changed or amended except by majority approval by vote of all outstanding shares of all Funds, both individually and of the Company in total, as set forth in Company By-laws and the Investment Company Act of 1940. Accordingly, no Fund of the Company will:

     [A]   Invest  in the direct purchase and sale  of  real
     estate.

     [B]    Invest  in  options,  futures,  commodities   or
     commodity contracts, restricted securities,  mortgages,
     or   in  oil,  gas,  mineral or other  exploration   or
     development  programs;

     [C] Invest in foreign-based issuers that would exceed 10% of the value of its net assets at market value at the time of acquisition, except for issues widely traded on exchanges or in markets domiciled in the U.S., which may be held in any amount permitted registered investment companies;

     [D]   Borrow money, except for temporary purposes,  and
     then only in amounts not to exceed in the aggregate  5%
     of the market value of its total assets taken at the time of such borrowing.

     [E] Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Company's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

     [F] Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor, except for direct investments made in
     custodian   banking  entities serving one or  more   of
     the  Company's  Fund series;

     [G] Invest or deal in securities which are not readily marketable.

     [H] Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of any Fund's total assets, invest more than 5% in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities, which are permitted to constitute 100% of the assets of any Fund of the Company at any time.

     [I] Invest more than 25% of any Fund's net assets at the time of purchase in any one industry or similar group of companies, except U.S. government securities and securities of the financial services industry in the C/Financial Fund, which is a sector fund confined solely to making investments in that industry and/or sector.

     [J]     Maintain   a   margin  account,  nor   purchase
     investments on credit or margin, or leverage its investments, except for normal transaction obligations during settlement periods.

     [K]   Make any investment for the purpose of obtaining,
     exercising or for planning to exercise voting control of subject company.

     [L]  Sell securities short.

     [M] Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: The Company may be deemed an underwriter of securities in some jurisdictions when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

     [N] Purchase or retain any securities issued by an issuer, if any officer, director, or interested party of the Company or its investment advisor is in any way affiliated with, controls or owns more than 1% of any class of shares of such issuer, or if any such described persons as a class beneficially own or control more than 5% of any class of securities of such issuer.

     [O] Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item [E] above, the Company utilizes modern computerized cash management sweep services offered by custodians, which services presently include reinvesting overnight and short term cash balances in shares of other registered investment companies, better known as "money market funds", whose primary objective is safety of principal and maximum current income from holding highly liquid, short term, fixed investments, principally U.S. government and agency issues. The Company will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short term monies invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. In any case, the Company shall not so invest a greater percentage of any Fund's assets than is permitted by regulation, which is presently 5% of its total assets in any single non-government-only money market fund nor more than 10% of its total assets in non-government-only money market funds overall. All percentages listed above are calculated at the time of purchase, excluding the borrowing policy.

Further, restriction [N] above does not apply to C/Growth Stock Fund or Adams Equity Fund, which shall be free to buy and invest in permitted percentages in shares of companies in which a significant or majority ownership is owned or held by or for the beneficial interest of an officer, director or interested person of the Company or any of its Fund series. Neither
C/Growth Stock Fund nor the Adams Equity Fund has ever purchased such shares nor do they intend to do so in the foreseeable future.


          History and Background of Investment Advisor

The investment advisor to the Company and its Funds is Omnivest Research Corporation ("ORC"), (formerly Caldwell & Co). ORC is a Florida corporation, presently registered and practicing as an "Investment Advisor" under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the Florida Division of Securities. ORC is a wholly-owned subsidiary of Trust Companies of America, Inc. ("TCA"), a privately held company the majority ownership of which is controlled by Roland
G. Caldwell, Jr.'s family. He is principal officer and a director of ORC. ORC was incorporated October, 1969, and has been continuously offering investment advisory services since the date of its formation. Since July, 1997, Roland G. Caldwell, Jr. has been the Chief Executive Officer of ORC. The principal activity of ORC until 1995 was to provide investment advisory services, primarily under contract to the Company, to banks and to other financial institutions and to individual clients generally located in the service area in and around Sarasota County, Florida. In mid-1995, ORC ceased all advisory activities except to the Company, which is now its sole advisory client. Roland G. Caldwell, Sr. remains as ORC's principal investment professional and has been actively employed and/or in practice as a securities analyst, portfolio manager and investment advisor since 1958, mainly managing trusteed accounts and similar type client portfolios for bank trust clients. He has held key managerial investment responsibilities at trust/banking companies with assets under administration at each ranging in size from approximately $80 million to over $1 billion. These trust/banking companies were located in both the U.S. and abroad. Mr. Caldwell was born November 10, 1933, and is a graduate of Kent State University, 1958, holding a Bachelor of Science Degree in Business Administration/Accounting.

ORC, as investment advisor to all Fund series of the Company, provides such services under contracts that provide for payment to ORC of a fee, calculated daily and paid monthly, at the rate specified in each contract, and which is based upon the daily market value of the Fund's net assets. These contracts are approved by shareholders as required and by the Board of Directors and are terminable upon 30 days written notice, one party to the other. For the calendar year ended December 31, 1996, management fees paid to ORC by the Company totaled $110,747.

Under the terms of the investment contract with the Company, ORC voluntarily agreed to reimburse the Company for any expenses incurred in excess of 2% of net asset value. In compliance with standard accounting practices and rules and laws governing regulated investment companies, investment research costs and/or allowed expenses of the Company are included for purposes of calculating the 2% limitation. Expenses of the Company did not exceed 2% of net assets of the Company, and no reimbursements were required or made by ORC to the Company for any Fund series during its fiscal year ended December 31, 1996.

Expenses of "interested" directors and Advisory Board members and losses incurred by the Company as a direct result of any purchase fails shall always remain the responsibility of the investment advisor. ORC has been providing all administrative and shareholder services to the Company since inception. Since 1987, the Company became responsible for lease payments for software to operate the Company's fund series. Software lease payments were paid to C/Data Systems (formerly C/Data Systems, Inc.), a division of Trust Companies of America, Inc. ("TCA"), to lease "C/MFAS", a mutual fund accounting system trademarked and owned by C/Data Systems. TCA is controlled by the family of Roland Caldwell. As of the date of this Prospectus, lease payments being paid to C/Data Systems are at the rate of $500 per month under a contract approved by the Board of Directors of the Company and of TCA, which contract is cancelable by the Company on 30-days written notice.

All persons who perform duties for the Funds are employees of TCA and not of ORC, which has no paid employees. The investment advisory contracts between ORC and each Fund series are non-assignable by ORC. Total direct operating costs of the Company are voluntarily restricted to 2% of net assets of each Fund, primarily because this is the maximum permissible percentage permitted by some states. Expenses in excess of this 2% limitation are the responsibility of ORC.


                       Board of Directors

The   names  of Board of Directors of the Company, as elected  by shareholders at the latest Annual Meeting of Shareholders, and their respective duties and affiliations are as follows:

                                Past Five Year
                  Position      Business
Name and Address  with          Affiliations
                  the Company   and Primary
                                Occupation

Roland G.         Director and  VP/Secretary Trust
Caldwell, Jr.1    President     Companies of
250 Tampa Ave.                  America, Inc.;
West                            Secretary and Trust
Venice, FL 34285                Officer Caldwell
                                Trust Company;
                                President Omnivest
                                Research Corp.

William L.        Chairman,     Retired. Investments
Donovan           Board of      & Real Estate.
736 Brightside    Directors     Former VP Gately
Crescent                        Shops, Inc., Grosse
Venice, FL 34293                Pointe, MI.

Bruce Chittock    Vice          Industrial Engineer,
19625 Cats Den    Chairman,     Equipment for
Road              Director      Industry, Inc.,
Chagrin Falls, OH               Cleveland, OH.
44023

Emmett Weber      Director      Capt.(ret.) USAir,
3411 Bayou Sound                Pittsburgh, PA; Real
Longboat Key, FL                Estate.
34228

Deborah C.        Director and  VP Care Vue
Pecheux1          Sister of     Corporation; Former
1911 Oakhurst     President     Sr. Project Engineer
Parkway                         Ferranti, Intl.,
Houston, TX 77479               Houston, TX.

       1 Interested persons as defined under the 1940 Act


                  Director's Compensation Table

The non-interested Directors of the Company are the only person receiving compensation from the Company. The Company does not have any retirement plan and the compensation paid as of fiscal year end 1996 is as follows:


                         Aggregate  Total Compensation
                      Compensation     From Registrant
Director                      From            and Fund
                       Registrant1     Complex Paid to
                                             Directors

William L. Donovan        4,300.00            4,300.00
Keith W. Hallman          4,300.00           4,300.002
Emmett Weber              4,300.00            4,300.00
Roland G. Caldwell,           0.00                0.00
Jr.
Deborah C. Pecheux            0.00                0.00

                    1  Amount Shown is for an Entire Fiscal Year.
                    2  Deceased in 1997 and replaced by Bruce
                    Chittock.


                    Investment Advisory Board

The By-laws of the Company permit the appointment by the President of up to 15 persons to serve until replaced on an Advisory Board to assist, if and as requested by Directors and officers of the Company, to formulate overall investment policies. Members of this advisory board will either be individuals of prominence or persons who, in the judgment of the President of the Company, may be important to its success and growth. The duties of members of the Advisory Board shall be totally external to the daily operation of the Company itself and such members shall serve totally at the pleasure of the President. They will have no direct, active contact with the Company, they will have no knowledge of its daily operations nor are they to be considered control or access persons as defined in the 1933 or 1940 Acts. They possess only advisory responsibilities that will be sought by the President, the Directors and by the Company from time to time as they alone deem necessary or desirable.

It is intended, though not a contractual obligation or duty, that one or more members of this Advisory Board will attend and address the Annual Meeting of Shareholders, as arranged and that each will be available to the President and to its Investment Advisor from time to time by phone communication, to render advice and counsel, in hopes that such advice and counsel will lead to a more successful investment performance for the
Company  and  its  shareholders.  One or more   members   of  the
Advisory Board are known presently to have clearly defined views on economic and related matters that have come to be known as and referred to as "supply-side" economics.

This is intentional and, in the view of the Company's investment advisor, of considerable value to its shareholders, due to the fact that their insights and advice have proven to the satisfaction of the Company's investment advisor to have been more accurately predictive in recent years than have insights derived from other economic experts who either do not espouse, understand, and/or comprehend the "supply-side"
thesis. The names of present advisory board members are contained in the prospectus dated this same date.


                      Brokerage Allocations

It is policy of the Company to allocate brokerage business to the best advantage and benefit of its shareholders. The
President of the Company and its Investment Advisor are responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Company or its Investment Advisor from allocating transactions to firms whose brokerage charges may include the cost of providing investment or economic research or other lawfully allowed services which the Company and its Investment Advisor deem to be necessary and/or valuable to the successful management of Company assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Company and its shareholders, all factors considered. Since 1986 the Company has made all securities transactions through large, non-retail brokerage firms specializing in providing financial institutions and others with: (1) low cost security transactions; (2) third-party generated research services; and (3) certain specialized services that are for the direct benefit of shareholders of regulated investment companies. Aggregate commissions paid during the last fiscal year to these firms approximated $10,710. Transactions costs as a percentage of the value of the securities bought or sold were believed to be lower than would have been incurred if the trades had been placed through normal retail brokerage firm offices, or through other brokerage firms which provide similar low-cost brokerage services at commission rates that include the cost of those research services subscribed to and which are desired by and deemed useful to the Company and its shareholders. Placing transactions through these firms is not an obligation or contractual arrangement but rather a practice that management of the Company believes is in the best interests of all shareholders. An important aspect and advantageous feature available is superior execution capabilities. These firms have undertaken extensive studies and kept transaction comparisons in support of the contention that value to clients is both due to its low commissions and its ability to execute trades on all exchanges in all markets at prices that are consistently at or below like trades by other firms at the same moment in time. The investment advisor believes from experience that this claim is valid and offers Company and Fund shareholders values beyond just low cost commissions.


                   Net Asset Value Calculation

The  net  asset  value  per  share is computed  by  dividing  the aggregate market value of the net assets of each Fund of the Company, less that Fund's liabilities if any, by the number of that Fund's shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the last known trade price on or after the 4:00 p.m. close (NY time) of business on the New York Stock Exchange ("NYSE"), on each day the New York Stock Exchange is open and on any other day in which there is a sufficient degree of trading in portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays, which are listed as New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations may not be readily available or which might not actively trade shall be valued at fair value as determined by procedures that will be established by the Board of Directors. It is the belief of the Board that such procedures result in price determinations that more closely reflect the fair value of such securities, particularly for tax-exempt fixed income securities, which often have only limited trading activity. Money market instruments are valued at cost which approximates market value unless the Board of Directors determines that such is not a fair value. The sale of common shares of the Company will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or when the Board of Directors in its sole judgment believes it is in the best interest of shareholders to do so.


                       Purchase of Shares

Initial Purchases: All those wishing to purchase common shares of the Company for the first time may do so with no minimum investment required, by filling out an application form and signing it correctly, then delivering it by mail or in person to the Company's principal office in Venice, Florida. A sample copy of the application form is inserted as a part of the Prospectus and is available to prospective investors upon request to the Company, which is the sole distributor of Fund shares. The offering price of such purchases will be at the Fund's net asset value per share next determined after receipt by the Company of a valid purchase order. The date on which the application is accepted by the Company and the net asset value determination at the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Company, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectable funds. In the event of a cancellation of any purchase due to uncollectable funds, purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. Certified checks are not necessary to purchase Fund shares. There shall be no sales charge for purchase of shares of common stock of the Company. IRA accounts and other pension accounts may purchase shares of the Company at any time for any eligible amount.

Subsequent Purchases: Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by mail or telephone to the Company at its current address and/or telephone number. All subsequent individual and other non-IRA purchases may be made in any amount with no minimum required. Such amounts shall be due and payable in good funds to the Company on the purchase date. No sales charge shall be made for subsequent purchases. Purchasers should be aware that telephone orders to purchase shares may be recorded to protect both the Company and the purchasers but the Company will not and cannot be held liable for the authenticity of purchaser's telephone instructions.

Reinvestments: the Company will automatically reinvest all dividend distributions to shareholders in additional shares of the Company at net asset value as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares: When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed accordingly, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested in shares at a net asset value of $11.76 per share will purchase 85.034 shares.)

Issuance of Share Certificates: No share certificates will be issued to shareholders unless specifically requested in writing by the registered shareholder. All written requests to have share certificates issued must be signed in the exact same way as the share registration appears on the shareholder register kept by the Company as its own Registrar and Transfer Agent. Signatures on all share certificates to be redeemed must contain a valid signature guarantee endorsed by an officer of a national or state bank, a trust company, federal savings and loan association; and/or a member firm of the New York,
American, Boston, Mid-West, or Pacific Stock Exchanges. Any such guarantee must be acceptable to the Company and its transfer agent before any such request will be honored. Signatures guaranteed by a Notary Public shall not be accepted by the Company.


                      Redemption of Shares

Shareholders may sell back all or a portion of their shares to the Company on any day the Fund's NAV is calculated and such redemptions will be made in the manner as described in detail in the Prospectus dated this same date. All share redemptions are subject to the terms and conditions as set forth therein and are made by the Company at the next calculation of the net asset value per share after which such redemption request is received and accepted by the Company. Although the Company may withhold payment for shares redeemed until it is reasonably satisfied that all funds for purchases, if any, have been collected, payment for shares redeemed will normally be made the next business day immediately following redemption date. The Company reserves the right however, to hold payment up to 5 business days if necessary to protect the interests of the Company and its shareholders.

In the event the New York Stock Exchange is closed for any reason other than normal weekend or holiday closings or if trading is halted or restricted for any reason, or in the event of any emergency circumstances determined by the Securities and Exchange Commission, the Board of Directors of the Company shall have the authority and may suspend redemptions or postpone payment dates.

Under circumstances as determined by the Board of Directors it may, like most other mutual funds, elect to make payments in securities or other assets of the Company rather than in cash, if they deem at the time that such method of payment would be in the best interest of the shareholders of the Company. Such payment in kind, if ever necessary, would involve payment of brokerage commissions by the shareholder if and when securities so received are ever sold.

No minimum amount is necessary to keep an account open, except that the Company reserves the right to request small accounts be redeemed and closed if activity in the accounts is unjustified costwise. The Company will provide notice beforehand of not less than 60 days to shareholders prior to closing an account as an opportunity for additional funds to be invested. No automatic redemptions will be made in accounts solely due to the amount of money invested. IRA and pension accounts may retain a balance in their accounts without regard to any minimums.

All share redemptions, regardless of the reason, give rise to a "completed sale" for tax purposes when made and shareholders will normally realize a gain or loss at that time. Such gain or loss is customarily determined by, and is
usually   equal  to,   the  difference  between   the    original
purchase price of redeemed shares compared to the dollar amount received upon redemption of the same shares.

Shareholders are entitled to have share certificates issued, if desired. Due to the additional work involved with issuing certificates and the added costs, however, shareholders are encouraged to have all shares held in an account maintained by the Company itself, as is rapidly becoming the custom within the mutual fund industry. If share certificates are issued, however, and are held by a shareholder wishing to sell shares, it is required that such share certificates first be delivered in person or by mail to the Company in good form for transfer, signed and containing a proper signature guarantee by an official of a commercial bank or a New York Stock Exchange member firm, before redemption can take place or payment made to any redeeming shareholder. The Company shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in its or its agent's possession, to the complete satisfaction of the Company and its Board of Directors. Because of the requirement that share certificates, if issued, be in the possession of the Company before redemption can occur, no telephone redemptions can be made to shareholders who have been certificated.

                       Federal Tax Status

The Company has qualified for and has elected the special treatment afforded a "regulated investment" company under Subchapter M of the Internal Revenue Code. In any year in which it so qualifies and distributes substantially all of its taxable net income, the Company (but not its shareholders) is required to pay Federal income taxes only on that portion of its investment income that is undistributed. Dividends paid to its shareholders are in effect distributions of its net investment income which are taxable to shareholders when received, and all dividends received by shareholders, regardless of whether a shareholder receives them in cash or as additional shares, are normally subject to tax. Distributions by the Company to its shareholders of capital gains realized, if any, are also presently taxable under existing tax laws at ordinary income tax rates whether distributed to shareholders in cash or whether distributed in additional shares. From the standpoint of the shareholder who sells shares back to the
Company as a redemption, the tax treatment will depend upon whether or not the investment is considered a capital asset in the hands of the shareholder. In most cases this would be true, and in that event, a sale by a shareholder of shares will be treated as a capital transaction to be taxed depending upon the tax treatment afforded such transactions by tax laws existing at the time of sale. Advice from shareholder's own tax counsel is recommended regarding the taxability of distributions. For tax purposes the Company shall endeavor to notify all shareholders as soon as practicable after the close of the calendar year of all amounts and types of dividends and distributions paid out during the year just ended, generally in accordance with tax laws in place at the time of payment.




                            APPENDIX




Bond   Rating   Categories as Defined by Standard  &  Poor's  are
quoted in part and inserted herein for the information of potential investors in the Company as a reference as follows:

     A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

     The  ratings  are based on current information furnished  by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.   Likelihood   of  default-capacity  and  willingness  of  the
     obligor  as to the timely payment of interest and  repayment
     of    principal   in  accordance  with  the  terms  of   the
     obligation;

II.  Nature of and provisions of the obligor;

III. Protection   afforded  by,  and relative  position  of,  the
     obligation  in the event of bankruptcy,  reorganization   or
     other   arrangement under the laws of bankruptcy  and  other
     laws affecting creditors rights.

AAA. Debt  rated  AAA has the highest rating assigned  by  S&P's.
     Capacity to pay interest and repay principal is extremely strong.

AA.  Debt   rated  AA has a very strong capacity to pay  interest
     and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt   rated   BBB   is   regarded  as  having  an  adequate
     capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB,B,CCC,CC,C.  Debt  rated BB,B,CCC,CC, and C  is  regarded,  on
     balance,  as  predominantly  speculative  with  respect   to
     capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.

NR.  Indicates  that  no rating has been requested, that there is insufficient information on which to base a rating, or  that
     S&P   does   not rate a particular type of obligation  as  a
     matter of policy."



                             PART C

             RE REGISTRATION OF C/FUNDS GROUP, INC.

                       September 15, 1997


Item 24.  (a)  Financial Statements Included in Part B
          6     1. Audited Financial Statements and Accompanying
                      Notes, Fiscal Year Ended 12/31/96,
                      Including:
                      -- Letter to Shareholders
                      -- Statement of Assets and Liabilities
                      -- Statement of Operations
                      -- Statement of Changes in Net Assets
                      -- Notes to Financial Statements
                      -- Schedule of Investments
                      -- Per Share Tables
          7     2. Unaudited Semiannual Report for Period Ending
                   6/30/97
                      -- Statement of Assets and Liabilities
                      -- Statement of Operations
                      -- Statement of Changes in Net Assets
                      -- Schedule of Investments

          (b)  Exhibits.
          5     1. Code of Ethics
          4     2. Updated Charter of Incorporation, State of
                   Florida
          3     3. Corp Articles of Incorporation
          3     4. Corp By-Laws, incl Indemnification Clause
          1     5. Specimen Share Certificate
          1     6. Investment Advisory Contract
          1     7. Custody Agreement with Custodian
          6     8. Legal Opinion re Corp In Good Standing
          2     9. Specimen Subscription Form and List of
                     Original Investor Subscribers To Shares In
                     The Fund
          3    10. IRA Specimen Custody Account Opening Form
          6    11. Auditors Consent To Publish Financial
                   Statements
          6    12. Auditors Internal Control Letter

          Note:
              1 Enclosed Herewith for C/Financial Fund Series
                Only.
                     All other series previously submitted with filings.
              2 Enclosed with Prior Filing Dated June 12, 1985. 3 Enclosed with Prior Filing Dated April 30, 1992. 4 Enclosed with Prior Filing Dated February 28,
                1994.
              5 Enclosed with Prior Filing Dated October 15,
                1995.
              6 Enclosed with Prior Filing Dated February 28,
                1997.
              7 Enclosed with Prior Filing Dated September 9,
                1997.


Item 25.  Persons Controlled by or Under Common Control with
          Registrant.

          Trust Companies of America, Inc. ("TCA"), a private Florida corporation is controlled by Roland G. Caldwell and other family members. TCA owns 100% of Omnivest Research Corporation ("ORC"), the Registrant's Investment Advisor. ORC Owns A Controlling Interest In Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company Regulated By The Florida Department Of Banking And Finance and Was
          Chartered November  1,  1993.   Roland  Caldwell, Jr.
          is President of Registrant and serves as President of ORC.
Item 26.  Number of Holders of Securities at June 30, 1997:


           Title of Class         Number of Record Holders

           Common Stock
            - C/Fund Series                          474
            - C/Growth Stock Series                  178
            - C/Government Series                    104
            - C/Tax-Free Series                       66
            - C/C.A.R. Series                         21
            - Adams Equity Series                     96

           TOTAL ALL SERIES                          939

Item 27.  By-Laws Article XI, Indemnification of Officers and
          Directors:

          (Included by Reference to Registration Statement Filed
          February 28, 1985, As Thereafter Amended


Item 28.  Business and Other Connections of Investment Advisor.

          Trust Companies of America, Inc. ("TCA"), a private Florida corporation is controlled by Roland G. Caldwell and other family members. TCA owns 100% of Omnivest Research Corporation ("ORC"), the Registrant's Investment Advisor. TCA Owns A Controlling Interest In Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company Regulated By The Florida Department Of Banking And Finance and Was
          Chartered November  1,  1993.   Roland  Caldwell, Jr.
          President of Registrant, serves as Chief Executive
          Officer of ORC.



Item 29.  Principal Underwriters.

          None.  Not Applicable


Item 30. Location of Accounts and Records.

         Registered Office of       250 Tampa Avenue
         Registrant:                West
                                    Venice, FL  34285

         Books & Records Also       201 Center Road,
         Maintained At:             Suite 2
                                    Venice, FL  34292

         Records Used and Kept By:
         Roland G. Caldwell, Jr.,
         President


Item 31.  Management Services.

          Registrant's books and financial ledgers are kept on "C/MFAS", a computer program leased from C/Data Systems, a division of TCA, which is controlled by Roland Caldwell and other family members,
          including  the  Secretary  of  the   registrant.
          C/MFAS is leased to Registrant under terms that call for the payment by registrant, as lessee, of a monthly fee of $500 to C/Data Systems. The lease is cancelable at any time by Registrant on 30 days written notice to lessor.

Item 32.  Undertakings.

          (a) Not Applicable.

          (b) Registrant hereby undertakes to file a post-effective amendment, using financial statements for the C/FINANCIAL FUND series which need not be certified, within 4 to 6 months from effective date of registrant's 1933 Act registration statement.

          (c) Additional Undertaking: Registrant hereby undertakes to require that the Investment Advisory
          Contract for the C/FINANCIAL FUND series be approved by shareholders at a Special Meeting of Shareholders of the C/FINANCIAL FUND series.



          (d) Additional Undertaking: Registrant hereby undertakes that the selection of certified public accountants for the C/FINANCIAL FUND series shall be approved by shareholders at a Special Meeting of Shareholders of the C/FINANCIAL FUND series.



          (e)  Additional  Undertaking:   Registrant hereby
          undertakes that the ratification of Directors by shareholders at a Special Meeting of Shareholders of the C/FINANCIAL FUND series.



          (f) Additional Undertaking: Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, C/Funds Group, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Venice, and the State of Florida, on this the 15th day of September, 1997.


                           Registrant:

                       C/FUNDS GROUP, INC.


By: __________________________  By: ___________________________
    Roland G. Caldwell, Jr.         William Donovan
    Director/President              Director


By: __________________________  By: ___________________________
    Deborah C. Pecheux              Lyn B. Braswell
    Director                        Secretary